                                                     AGREEMENT

         WHEREAS, John E. Bryson ("Bryson") and Southern California Edison Company, a California corporation
("SCE") entered into that certain 1985 Deferred Compensation Plan Agreement for Executives (the "1985 Agreement"),
dated September 27, 1985, and that certain Deferred Compensation Plan Deferred Compensation Agreement, dated
November 28, 1984 (the "1981A Agreement") (collectively, the "Agreements");

         WHEREAS, in connection with Bryson's resigning as a director and officer of SCE effective January 1,
2000, Edison International  ("EIX") agreed to prospectively be responsible for the costs of Bryson's participation in the Agreements and SCE transferred to EIX an amount equal to Bryson's account balance under the
Agreements as of December 31, 1999;

         WHEREAS, effective January 1, 2003, Bryson resumed his position as Chairman of the Board of SCE.

         NOW THEREFORE, the parties hereby agree as follows:

         1.       Effective December 31, 2003, EIX shall no longer be responsible for the costs of Bryson's participation in the Agreements.

         2.       Within 90 days after the date hereof, EIX shall transfer to SCE an amount equal to equal to
Bryson's account balance under the Agreements as of December 31, 2003, reflecting the cost of Bryson's participation in the Agreements through the end of 2003.

         3.       Bryson confirms that SCE, and not EIX, is the party responsible for payments under the
Agreements.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of December 31, 2003.

EDISON INTERNATIONAL                                          SOUTHERN CALIFORNIA EDISON
                                                              COMPANY

/S/ Theodore F. Craver, Jr.                                   /S/ Alan J. Fohrer
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By:  Theodore F. Craver, Jr.                                  By:  Alan J. Fohrer
EVP, CFO and Treasurer                                        CEO

AGREED AND ACKNOWLEDGED:

/S/ John E. Bryson
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John E. Bryson